                                                              EXHIBIT NO. 10.69


                   OFFER TO EXCHANGE SERIES B PREFERRED STOCK
                         OF HYBRIDON, INC. ("HYBRIDON")
                 FOR ANY AND ALL OUTSTANDING PRINCIPAL AMOUNT OF
                          8% NOTES DUE 2002 OF HYBRIDON

                               DATED MARCH 5, 2001

THIS OFFER TO EXCHANGE WILL EXPIRE AT 12:00 MIDNIGHT, BOSTON TIME, ON MARCH 16, 2001, UNLESS THE OFFER IS EXTENDED.

Hybridon, Inc., a Delaware corporation ("Hybridon"), invites the holders of its 8% Notes due 2002 (the "Notes") to tender their Notes in exchange (the "Exchange") for 1 share of Series B Preferred Stock, par value $.01 per share, of Hybridon ("Series B Preferred Stock"), for each $100 in principal amount of the Notes tendered, upon the terms of this Offer to Exchange. This Offer to Exchange constitutes the "Offer."

Hybridon will pay all accrued but unpaid interest on the Notes due through the date of the Exchange by issuing additional Notes in an aggregate principal amount equal to the amount of accrued but unpaid interest. Notes which will be paid in respect of accrued interest will be deemed tendered for exchange by a Noteholder participating in the Offer to Exchange, unless said Noteholder indicates otherwise in Box One below. The Offer is open to all holders of Notes. The shares of Hybridon's Common Stock (the "Common Stock") into which the Notes are convertible have been registered by Hybridon in its Registration Statement on Form S-1 (No. 333-69649) (the "Registration Statement"), which became effective under the Securities Act of 1933, as amended, on February 8, 2001. Upon an amendment to the Registration Statement, the shares of Common Stock into which shares of the Series B Preferred Stock are convertible will be registered. As part of the Exchange, the registration rights granted to the holders of the Notes in Section 12 of the Subscription Agreement between Hybridon and the holders of the Notes, dated as of December 13, 1999 (the "Subscription Agreement"), shall survive, and shall be applied in full force and effect to the shares of Common Stock issuable upon conversion of the Series B Preferred Stock. The definition of "Registrable Securities" in Section 12.1(f) of the Subscription Agreement, as it will apply to the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, will substitute "shares of Series B Preferred Stock" for "Notes."

DELIVERY OF THE OFFER TO EXCHANGE TO AN ADDRESS OTHER THAN THAT OF THE DEPOSITARY AS SET FORTH HEREIN WILL NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ THIS ENTIRE OFFER TO EXCHANGE CAREFULLY. QUESTIONS AND REQUESTS FOR ASSISTANCE SHOULD BE DIRECTED TO

THE DEPOSITARY AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH HEREIN. REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO EXCHANGE SHOULD BE DIRECTED TO THE DEPOSITARY AT THE ADDRESS AND PHONE NUMBER LISTED HEREIN.

ANY TENDER OF NOTES WHICH INVOLVES DENOMINATIONS OF LESS THAN $100 IN PRINCIPAL AMOUNT THEREOF WILL BE EXCHANGED BY PAYMENT IN CASH OF AN AMOUNT EQUAL TO SAID DENOMINATION.

Any holder of Notes (a "Noteholder") desiring to tender all or any portion of the principal amount of such Notes should (i) sign this Offer to Exchange or a facsimile thereof, and (ii) mail or deliver the signed Offer to Exchange to the Depositary specified herein, along with either (A) the original Notes to the Depositary, or, (B) for any Noteholder whose original Notes have been mutilated, lost, stolen or destroyed, an affidavit of lost note, in substantially the same form as Exhibit A attached hereto (the "Affidavit of Lost Note"), in lieu of such Notes so mutilated, lost, stolen or destroyed, by the Expiration Date.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                         INFORMATION REGARDING HYBRIDON

Current information regarding Hybridon can be obtained by reference to its prospectus (the "Prospectus") contained within the Registration Statement. Please note that the Prospectus contains financial information about Hybridon not later than September 30, 2000. Audited financial statements for the year ended December 31, 2000 are not yet available. A copy of the prospectus can be obtained from Robert Andersen, Chief Financial Officer of Hybridon, or by accessing EDGAR.

                                     SUMMARY

This general summary is provided solely for the convenience of the Noteholders and is qualified in its entirety by reference to the full text and more specific details contained in this Offer to Exchange, and any amendments hereto.

Hybridon....................     Hybridon, Inc., a Delaware corporation.

The Notes...................     8% Notes due 2002 of Hybridon.

Amount of Notes Sought......     All of the outstanding Notes.

Consideration...............     The consideration being offered per $100 in
                                 principal amount of the Notes tendered consists
                                 of 1 share of Series B Preferred Stock of
                                 Hybridon.

Conditions of Offer.........     The Offer is not conditioned upon any minimum
                                 of the principal amount of the Notes being
                                 tendered.

Expiration Date.............     March 16, 2001, at 12:00 Midnight, Boston time,
                                 unless extended.

How to Tender Notes.........     See "Procedure for Tendering Notes." For
                                 further information, call the Depositary.

Purpose of Offer............     The Offer is part of the restructuring of
                                 Hybridon's capital structure to reduce
                                 Hybridon's debt service obligations.

Exchange Date...............     As soon as practicable after the Expiration
                                 Date, which is expected to be no later than
                                 four business days after the Expiration Date.

Further Information.........     Additional copies of this Offer to Exchange may
                                 be obtained by contacting the Depositary at the
                                 address and telephone number shown herein.

Effect of Exchange on Rights     Although  shares  of  the  Series  B  Preferred
                                 of Shareholders are prior in liquidation to
                                 shares of Common Stock and Hybridon's Series A
                                 Preferred Stock, those Noteholders who exchange
                                 their Notes will be surrendering the security
                                 interest in Hybridon's assets securing the
                                 payment of their Notes. Under Hybridon's First
                                 Amended and Restated Subordination and
                                 Intercreditor Agreement dated June 29, 2000
                                 (the "Intercreditor Agreement"), to the extent
                                 that Noteholders accept this Offer to Exchange,
                                 the benefit of said security interest will
                                 inure largely to the lenders of a $6,000,000
                                 loan which was otherwise junior.

                               TERMS OF THE OFFER

Upon the terms described herein, Hybridon will exchange all Notes that are validly tendered on or prior to the Expiration Date (as defined below) at the rate of 1 share of Series B Preferred Stock for each $100 in principal amount of the Notes tendered. Any tender of Notes which involves denominations of less than $100 in principal amount thereof will be exchanged by payment in cash of an amount equal to said denomination.

Hybridon will pay all accrued but unpaid interest on the Notes due through the date of the Exchange by issuing additional Notes in an aggregate principal amount equal to the amount of accrued but unpaid interest. Notes which will be paid in respect of accrued interest will be deemed tendered for exchange by a Noteholder participating in the Offer to Exchange, unless said Noteholder indicates otherwise in Box One below.

                           CONSIDERATION BEING OFFERED

                            SERIES B PREFERRED STOCK

For a summary of the terms of the Series B Preferred Stock, and a comparison of those terms with the terms of Hybridon's presently outstanding shares of Series A Preferred Stock, see the summary attached hereto as Exhibit B. For a full statement of the rights, preferences and privileges of the Series B Preferred Stock, see Hybridon's Certificate of Designation for the Series B Preferred Stock (the "Certificate") attached hereto as Exhibit C, which Hybridon will file with the Delaware Secretary of State for purposes of amending its Certificate of Incorporation and authorizing the issuance of the Series B Preferred Stock.

                          PROCEDURE FOR TENDERING NOTES

To validly tender the Notes pursuant to the Offer, the tendering Noteholder must
(i) sign this Offer to Exchange or a facsimile thereof, and (ii) mail or deliver the signed Offer to Exchange to the Depositary (at its address set forth herein), along with either (A) the original Notes to the Depositary, or (B) for any Noteholder whose certificates for the Notes have been mutilated, lost, stolen or destroyed, an Affidavit of Lost Note, in lieu of such Notes so mutilated, lost, stolen or destroyed, on or prior to the Expiration Date.

All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Notes will be determined by Hybridon, in its sole discretion, and its determination shall be final and binding. Hybridon reserves the absolute right to reject any or all tenders of Notes that (i) it determines are not in proper form, or (ii) the acceptance for payments of or payment for which may, in the opinion of Hybridon's counsel, be unlawful. Hybridon also reserves the absolute right to waive any defect or irregularity in any tender of Notes. None of Hybridon, the Depositary or any other person will be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice.

                        ACCEPTANCE FOR EXCHANGE OF NOTES

Upon the terms of the Offer and as promptly as practicable after the Expiration Date (which is expected to be within four (4) business days after the Expiration
Date), Hybridon will accept for exchange and exchange the Notes validly tendered. Thereafter, exchange for all Notes validly tendered on or prior to the Expiration Date and accepted for exchange pursuant to the Offer will be made by the Depositary as promptly as practicable. In all cases, exchange pursuant to the Offer will be made only after timely receipt by the Depositary of the original Notes or an Affidavit of Lost Note, and a properly completed and duly executed Offer to Exchange, or facsimile thereof. Notes not accepted for exchange by Hybridon, or a replacement Note for the portion of the Notes not tendered by the Noteholder or not accepted for exchange by Hybridon, will be returned as promptly as practicable, without expense to the tendering Noteholder.

                                    EXTENSION

Prior to the Expiration Date, Hybridon may extend the period of time during which the Offer is open or otherwise amend or modify the Offer and may terminate the Offer for any reason. There can be no assurance, however, that Hybridon will extend the Offer. During any such extension, all Notes previously tendered will remain subject to the Offer.

                   REPRESENTATIONS AND WARRANTIES OF HYBRIDON

In connection with this Offer and the Exchange, Hybridon represents and warrants as follows:

                                  ORGANIZATION

Hybridon is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own and lease its property and to carry on its business as presently conducted. Hybridon is duly qualified to do business as a corporation in all jurisdictions in which the failure to be so qualified would have an adverse affect on the financial or any other business condition of Hybridon.

                    AUTHORIZATION OF SERIES B PREFERRED STOCK

The issuance of shares of Series B Preferred Stock in accordance with the Offer has been, or will be on or prior to the Exchange Date, duly authorized by all necessary corporate action on the part of Hybridon, and all such shares of Series B Preferred Stock have been duly reserved for issuance.

                             AUTHORIZATION OF OFFER

The execution, delivery and performance by Hybridon of this Offer and of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Hybridon. This Offer has been duly executed and delivered by the Company and constitutes a valid and binding obligation of Hybridon, enforceable in accordance with its respective terms.

                             CONSENTS AND APPROVALS

No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body (other than filings required to be made under applicable federal and state securities laws) is required for the valid authorization, execution, delivery and performance by Hybridon of this Offer or the issuance of the shares of Series B Preferred Stock.

                                 SECURITIES LAWS

Based on the representations of the holders of the Notes set forth below, the offer and issuance of the shares of Series B Preferred Stock will not be in violation of the Securities Act of 1933, as amended (The "Securities Act").

                        REPRESENTATIONS AND WARRANTIES OF
                            THE HOLDERS OF THE NOTES

In connection with this Offer and the Exchange, as to himself, herself or itself, the holders of the Notes represent and warrant as follows:

                                INVESTMENT INTENT

Each Note holder recognizes that the Exchange involves a high degree of risk including, but not limited to, the following: (i) Hybridon remains a development stage business with limited operating history and requires substantial funds in addition to any proceeds derived from the Exchange; (ii) an investment in Hybridon is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in Hybridon, or the shares of Series B Preferred Stock, or shares of Series B Preferred Stock-Underlying Common Stock, (iii) such Note holder may not be able to liquidate his investment; (iv) transferability of the Series B Preferred Stock is extremely limited; and (v) in the event of a disposition of the Series B Preferred Stock and the Series B Preferred Stock-Underlying Common Stock, such Note holder could sustain the loss of his entire investment.

                                LACK OF LIQUIDITY

Each Note holder confirms that he or it is able (i) to bear the economic risk of this investment, (ii) to hold the Series B Preferred Stock and any shares of Series B Preferred Stock-Underlying Common Stock for an indefinite period of time, and (iii) presently to afford a complete loss of his or its investment; and represents that he or it has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect such Note holder's ability to provide for his or its current needs and possible financial contingencies, and that his or its commitment to all speculative investments is reasonable in relation to his or its net worth and annual income. Furthermore, each Note holder acknowledges that the Series B Preferred Stock contains certain restrictions, as more particularly set forth in the Certificate of Designation for the Series B Preferred Stock attached hereto as Exhibit C.

                            KNOWLEDGE AND EXPERIENCE

Each Note holder hereby acknowledges and represents that such Note holder has prior investment experience, including investment in securities that are non-listed, unregistered and are not traded on the Nasdaq National or SmallCap Market, nor on the National Association of Securities Dealers, Inc.'s (the "NASD") automated quotation system, or such Note holder has employed at its own expense the services of an investment advisor, attorney and/or accountant to request documents from Hybridon and to read all of the documents furnished or made available by Hybridon to such Note holder and to evaluate the investment, tax and legal merits and the consequences and risks of such a transaction on such Note holder's behalf, that such Note holder or such professional advisor has such knowledge and experience in financial and business matters and that such Note holder or such professional advisor is capable of evaluating the merits and risks of the prospective investment and, if applicable, satisfies the conditions set out in Rule 501(h) under the Securities Act.

                              NOTE HOLDER CAPACITY

Each Note holder hereby represents that such Note holder either by reason of such Note holder's business or financial experience, or the business or financial experience of such Note holder's professional advisors (who are unaffiliated with, and who are not compensated by, Hybridon or any affiliate or selling agent of Hybridon, directly or indirectly), has the capacity to protect such Note holder's own interests in connection with the transaction contemplated hereby.

                                  REGISTRATION

Each Note holder hereby acknowledges that the Offer has not been reviewed by the Securities and Exchange Commission or any state regulatory authority. No Note holder shall sell or otherwise transfer the Series B Preferred Stock or any Series B Preferred Stock-Underlying Common Stock unless such securities are registered under the Securities Act or unless an exemption from such registration is available.

                                     LEGEND

Each Note holder consents to the placement of the legend set forth below on any certificate or other document evidencing the shares of the Series B Preferred
Stock: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THEIR DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                               POWER AND AUTHORITY

Each Note holder represents that such Note holder has full power and authority (corporate, statutory and otherwise) to execute and deliver this Offer and to exchange their Notes for shares of Series B Preferred Stock and any shares of Series B Preferred Stock-Underlying Common Stock. This Agreement constitutes the legal, valid and binding obligation of each Note holder, enforceable against such Note holder in accordance with its terms.

                              ACCREDITED INVESTOR

Each Note holder represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D.

                                   DEPOSITARY


                 The Depositary for this Offer to Exchange is:

                              Holland & Knight LLP
                           Attn: Sean B. Leonard, Esq.
                               10 St. James Avenue
                                Boston, MA 02116
                            Telephone: (617) 523-2700
                            Facsimile: (617) 523-6850

                 SIGNATURE(S) MUST BE PROVIDED IN BOX TWO BELOW

[_]      CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.
[_]      CHECK HERE IF A CERTIFICATE OF LOST NOTE IS ENCLOSED HEREWITH.
--------------------------------------------------------------------------------
                                     BOX ONE
--------------------------------------------------------------------------------

LIST BELOW THE NOTES TO WHICH THIS OFFER TO EXCHANGE RELATE. IF THE SPACE PROVIDED BELOW IS INADEQUATE, THE NOTE NUMBERS AND PRINCIPAL AMOUNTS SHOULD BE LISTED ON A SEPARATE SIGNED SCHEDULE AFFIXED HERETO. NOTEHOLDERS WHO WISH TO TENDER THEIR NOTES MUST COMPLETE THE TABLE BELOW AND COMPLETE AND SIGN IN BOX TWO.

HYBRIDON WILL PAY ALL ACCRUED BUT UNPAID INTEREST ON THE NOTES DUE BY ISSUING ADDITIONAL NOTES IN AN AGGREGATE PRINCIPAL AMOUNT EQUAL TO THE AMOUNT OF ACCRUED BUT UNPAID INTEREST. NOTES WHICH WILL BE PAID IN RESPECT OF ACCRUED INTEREST SHALL BE DEEMED TENDERED FOR EXCHANGE, UNLESS SPECIFIED TO THE CONTRARY BY CHECKING THE BOX BELOW. CHECK THE BOX BELOW IF YOU DO NOT WANT NOTES WHICH WILL BE PAID IN RESPECT OF ACCRUED INTEREST DEEMED TENDERED FOR EXCHANGE.

[_] CHECK HERE IF YOU DO NOT WANT NOTES WHICH WILL BE PAID IN RESPECT OF ACCRUED INTEREST DEEMED TENDERED FOR EXCHANGE.
--------------------------------------------------------------------------------
                              DESCRIPTION OF NOTES
--------------------------------------------------------------------------------

       1                         2                    3                4

NAME(S) AND                 NOTE NUMBER(S)         AGGREGATE         PRINCIPAL
ADDRESS(ES) OF              (ATTACH LIST IF        PRINCIPAL         AMOUNT
REGISTERED HOLDER(S)        NECESSARY)*            AMOUNT(S)         TENDERED**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* NEED NOT BE COMPLETED BY NOTEHOLDERS TENDERING BY AFFIDAVIT OF LOST NOTE IF NOTE NUMBER NOT AVAILABLE.
** UNLESS OTHERWISE INDICATED, THE NOTEHOLDER WILL BE DEEMED TO HAVE TENDERED THE ENTIRE PRINCIPAL AMOUNT OF NOTES REPRESENTED BY TENDERED NOTES

--------------------------------------------------------------------------------
                                     BOX TWO
--------------------------------------------------------------------------------

                         ACCEPTANCE OF OFFER TO EXCHANGE

                                PLEASE SIGN HERE
                 TO BE COMPLETED BY ALL HOLDERS TENDERING NOTES
          (WHETHER OR NOT NOTES ARE BEING PHYSICALLY TENDERED OR BEING
                      TENDERED BY AFFIDAVIT OF LOST NOTE)





I have read this Offer to Exchange, and hereby accept such Offer to Exchange, and further agree to be bound by the foregoing.



----------------------------------------------------------------
Signature(s) of Registered Noteholder(s) or Authorized Signatory


----------------------------------------------------------------
Type or Print Name



Dated:                   , 2001
      ---------- --------



Area Code and Telephone No(s):
                              ------------------------------------------------


Must be signed by the registered Noteholder(s) exactly as the name(s) appear(s) on the certificate and by person(s) authorized to become registered Noteholder(s) as evidenced by endorsements and documents.

                                    EXHIBIT A

                             AFFIDAVIT OF LOST NOTE

                             AFFIDAVIT OF LOST NOTE

The undersigned (the "Noteholder"), a Noteholder of Hybridon, Inc. (the "Company"), does hereby certify:

1. The Noteholder is the beneficial owner of that certain 8% Note due 2002 Number ___ of the Company (the "Note") dated December 13, 1999, and registered in the name of the Noteholder, in the principal amount of $___________, and is entitled to the full and exclusive possession of the Note;

2. The Noteholder has made an extensive search to locate the Note but it appears to have been mutilated, lost, stolen or destroyed so that it cannot be found or produced for exchange for shares of the Company's Series B Preferred Stock;

3. Neither the Note nor the rights of the Noteholder, therein, have in whole or in part been assigned, transferred, pledged or otherwise hypothecated by the Noteholder;

4. The Note was not endorsed;

5. The Noteholder hereby requests and this Affidavit of Lost Note is made for the purpose of inducing the Company and its transfer agent (i) to refuse to recognize any person other than the Noteholder as the owner of the Note, (ii) to refuse to make any payment, transfer, registration, delivery or exchange in connection with the Note to any other person other than the Noteholder, and
(iii) to refuse to take any other action pursuant to the request or demand of any person other than the Noteholder with respect to the Note;

6. In consideration for the Company's acceptance of this Affidavit of Lost Note, the Noteholder agrees to indemnify and hold the Company harmless against any person, firm or entity now or hereafter acting as the Company's transfer agent, or any successors and assigns of such person, firm, entity in such capacity, from and against any and all claims, demands, liabilities, losses, damages and expenses, including attorney's fees and costs of suits, incurred in connection with or arising out of their compliance with this Affidavit of Lost Note, as set forth therein;

7. If the original Note comes into the possession of the Noteholder, it will promptly be delivered to the Company for cancellation.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Dated this        day of            , 2001.
           ------        -----------


X
 -------------------------------------------
      [Signature of Noteholder]

Name:
     ---------------------------------------

Address:
        ------------------------------------

        ------------------------------------

        ------------------------------------



Note Number:
            ------------------------------------------
Principal Amount of Note:
                         -----------------------------

                                    EXHIBIT B

                       SUMMARY OF SERIES B PREFERRED STOCK

                      SERIES B CONVERTIBLE PREFERRED STOCK

                    ISSUED IN CONNECTION WITH THE EXCHANGE OF
                                8% NOTES DUE 2002

Set forth below is a summary of the principal terms of a Series B Convertible Preferred Stock (the "Preferred B") of Hybridon, Inc. (the "Company"), to be offered in exchange for the 8% Notes of the Company due 2002. The terms of the Company's Series A Convertible Preferred Stock (the "Preferred A") are set forth for comparison. Differences between the Preferred A and Preferred B are highlighted in the Preferred B column. This general summary is provided solely for the convenience of the Noteholders and is qualified in its entirety by reference to the full text and more specific details contained in the Certificate of Designation for the Preferred B.

Rights, Preferences, Privileges              Preferred A                        Preferred B
-------------------------------              -----------                        -----------
(1) Dividend Provisions            -    dividends on semi-annual       -    dividends on semi-annual
                                        basis at rate of 6.5% of            basis at rate of 8% of
                                        Dividend Base Amount                Dividend Base Amount
                                        ($100 plus accrued but              ($100 plus accrued but
                                        unpaid dividends)                   unpaid dividends)

                                                                       -    payable in cash, or at
                                   -    payable in cash, or at              Company's option, PIK
                                        Company's option, PIK
                                                                       -    in preference to
                                   -    in preference to                    dividends paid on Common
                                        dividends paid on Common            AND PREFERRED A

                                   -    Preferred A valued at          -    Preferred B valued at
                                        $100.00/share for                   $100.00/share for
                                        calculating PIK                     calculating PIK

                                   -    payable if declared by         -    payable if declared by
                                        Board                               Board

                                                                       -    NO DIVIDEND OR
                                                                            DISTRIBUTION PAID TO
                                                                            COMMON OR PREFERRED A
                                                                            UNLESS PAID TO PREFERRED
                                                                            B FIRST

(2) Liquidation Preference         -    upon (i) liquidation,          -    upon (i) liquidation,
                                        dissolution, or winding             dissolution, or winding
                                        up, (ii) sale of all or             up, (ii) sale of all or
                                        substantially all assets,           substantially all assets,
                                        or (iii) any merger                 or (iii) any merger
                                        transaction, entitled to            transaction, entitled to
                                        receive Dividend Base               receive Dividend Base
                                        Amount prior to any                 Amount prior to any
                                        distribution to Common              distribution to Common OR
                                                                            PREFERRED A

(3) Conversion                     -    "Conversion Price" is          -    "Conversion Price" is
                                        $4.25, subject to                   $.50, subject to
                                        adjustment in Section 4             adjustment in Section 4

                                   -    "Conversion Rate"              -    "Conversion Rate"
                                        determined by dividing              determined by dividing
                                        then-existing Conversion            then-existing Conversion
                                        Price into Dividend Base            Price into Dividend Base
                                        Amount                              Amount

(4) Antidilution                   Conversion Price subject to         Conversion Price subject to
                                   proportional adjustment if          proportional adjustment if
                                   Company:                            Company:

                                   -    pays dividend or makes         -    pays dividend or makes
                                        distribution on any class           distribution on any class
                                        of capital stock in                 of capital stock in
                                        shares of Common;                   shares of Common;

                                   -    subdivides outstanding         -    subdivides outstanding
                                        Common into greater                 Common into greater
                                        number of shares;                   number of shares;

                                   -    combines outstanding           -    combines outstanding
                                        Common into smaller                 Common into smaller
                                        number of shares;                   number of shares;

                                   -    issues shares of a series      -    issues shares of a series
                                        or class of capital stock           or class of capital stock
                                        to any holder of Common,            to any holder of Common,
                                        Preferred A or Preferred            Preferred A or Preferred
                                        B or rights to acquire              B or rights to acquire
                                        shares of a series or               shares of a series or
                                        class of capital stock at           class of capital stock at
                                        price per share less than           price per share less than
                                        market price;                       market price;

                                   -    pays or distributes to         -    pays or distributes to
                                        the holders of a series             the holders of a series
                                        or class of capital stock           or class of capital stock
                                        assets, properties, or              assets, properties, or
                                        rights to acquire                   rights to acquire
                                        Company's capital stock             Company's capital stock
                                        at price per share less             at price per share less
                                        than market price;                  than market price;

                                   -    or makes distribution          -    or makes distribution
                                        consisting solely of cash           consisting solely of cash
                                        to holders of any class             to holders of any class
                                        of capital stock where,             of capital stock where,
                                        during specified 12 month           during specified 12 month
                                        period, cash distribution           period, cash distribution
                                        exceeds 10% of product of           exceeds 10% of product of
                                        market price of Common              market price of Common
                                        multiplied by total                 multiplied by total
                                        outstanding shares of               outstanding shares of
                                        Common                              Common

(5) Mandatory Conversion           -    converted into shares of       -    CONVERTED INTO SHARES OF
                                        Common using Conversion             COMMON IF ALL OF
                                        Price of $4.00 if closing           PREFERRED A IS CONVERTED,
                                        bid price of Common                 USING A CONVERSION PRICE
                                        equals or exceeds 250% of           OF $.50
                                        Conversion Price for at
                                        least 20 trading days in
                                        any period of 30
                                        consecutive trading days

(6) Redemption                     -    at Company's option,           -    at Company's option,
                                        redeemable for cash equal           redeemable for cash equal
                                        to the Dividend Base                to the Dividend Base
                                        Amount if closing bid               Amount if closing bid
                                        price of Common equals or           price of Common equals or
                                        exceeds 250% of                     exceeds 250% of
                                        Conversion Price of                 Conversion Price of
                                        Preferred A for at least            Preferred A for at least
                                        20 trading days in any              20 trading days in any
                                        period of 30 consecutive            period of 30 consecutive
                                        trading days                        trading days

(7) Voting Rights                  Company needs 50% vote of all       Company needs 50% vote of all
                                   outstanding Preferred A to:         outstanding PREFERRED B to:

                                   -    amend, alter or repeal         -    amend, alter or repeal
                                        any provision of                    any provision of
                                        Certificate of                      Certificate of
                                        Incorporation or Bylaws             Incorporation or Bylaws
                                        adversely affecting                 adversely affecting
                                        relative rights,                    relative rights,
                                        preferences,                        preferences,
                                        qualifications,                     qualifications,
                                        limitations or                      limitations or

                                        restrictions of Preferred           restrictions of PREFERRED
                                        A (issuance of securities           B;
                                        ranking prior to, or pari
                                        passu with Preferred A         -    ISSUE SECURITIES RANKING
                                        upon Liquidation Event or           PRIOR TO, OR PARI PASSU
                                        with respect to payment             WITH PREFERRED B UPON
                                        of dividends does not               LIQUIDATION EVENT OR WITH
                                        adversely affect such);             RESPECT TO PAYMENT OF
                                        or                                  DIVIDENDS; OR

                                   -    authorize or issue, or         -    authorize or issue, or
                                        increase authorized amount          increase authorized
                                        of, Preferred A, other than         amount of, PREFERRED B,
                                        Preferred A issuable as             other than PREFERRED B
                                        dividends on Preferred A or         ISSUABLE AS DIVIDENDS ON
                                        in exchange for 9% Notes            PREFERRED B OR IN
                                                                            EXCHANGE FOR 8% NOTES

                                    EXHIBIT C

                         CERTIFICATE OF DESIGNATION FOR
                      SERIES B PREFERRED STOCK OF HYBRIDON